UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 19, 2006
Date of earliest event reported: September 15, 2006
____________________________

AURIGA LABORATORIES, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-26013 (Commission File Number)		84-1334687 (IRS Employer Identification No.)
5555 Triangle Parkway, Suite 300 Norcross, GA 30092 (Address of Principal Executive Offices and zip code)

(678) 282-1600
(Registrant's telephone

number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 15, 2006, Auriga Laboratories, Inc. (“Auriga”) distributed to a potential investor a presentation (“Presentation”) providing certain information about the Company. The Presentation was made available on the Company’s website at www.aurigalabs.com on September 19, 2006. The Presentation is furnished under this Item 7.01 pursuant to Regulation FD and is included as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Company Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURIGA LABORATORIES, INC.

Date: September 19, 2006	By:	/s/ Philip S. Pesin
Philip S. Pesin
Chief Executive Officer